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                         AMERICAN GENERAL CORPORATION
           Exhibit 21 - Subsidiaries of American General Corporation

The following list includes certain, but not all, of American General Corporation's subsidiaries included in the consolidated financial statements as of December 31, 1996. Subsidiaries of subsidiaries are indicated by indentations.

                                                                  Jurisdiction
Name                                                            of Incorporation
                                                                ----------------
AGC Life Insurance Company  ...................................         Missouri
  American General Life and Accident Insurance Company ........        Tennessee
  American General Life Insurance Company .....................            Texas
    American General Annuity Service Corporation ..............            Texas
    American General Life Insurance Company of New York .......         New York
    American General Securities Incorporated ..................            Texas
    The Variable Annuity Life Insurance Company ...............            Texas
      VALIC Investment Services Company .......................            Texas
      VALIC Retirement Services Company .......................            Texas
      The Variable Annuity Marketing Company ..................            Texas
  The Franklin Life Insurance Company .........................         Illinois
    The American Franklin Life Insurance Company ..............         Illinois
    Franklin Financial Services Corporation ...................         Delaware
  The Independent Life and Accident Insurance Company .........          Florida
    Independent Fire Insurance Company ........................          Florida
      Independent Fire Insurance Company of Florida............          Florida
      Thomas Jefferson Insurance Company ......................          Florida
Allen Property Company ........................................         Delaware
American General Capital, L.L.C. ..............................         Delaware
American General Capital Services, Inc. .......................         Delaware
American General Delaware, L.L.C. .............................         Delaware
American General Delaware Management Corporation ..............         Delaware
American General Finance, Inc. ................................          Indiana
  AGF Investment Corp. ........................................          Indiana
  American General Auto Finance, Inc. .........................         Delaware
  American General Finance Corporation ........................          Indiana
    American General Finance Group, Inc. ......................         Delaware
      American General Financial Services, Inc. ...............         Delaware
        The National Life and Accident Insurance Company ......            Texas
          CommoLoCo, Inc. .....................................      Puerto Rico
    Merit Life Insurance Co. ..................................          Indiana
    Yosemite Insurance Company ................................       California
  American General Finance, Inc. ..............................          Alabama
  American General Financial Center............................             Utah
American General Mortgage and Land Development, Inc. ..........         Delaware
  American General Land Development, Inc. .....................         Delaware
  American General Realty Advisors, Inc. ......................         Delaware
American General Property Insurance Company ...................        Tennessee
American General Realty Investment Corporation ................            Texas
Bayou Property Company ........................................         Delaware
Financial Life Assurance Company of Canada ....................           Canada
GPC Property Company ..........................................         Delaware
Knickerbocker Corporation .....................................            Texas
USLIFE Corporation ............................................         New York
  All American Life Insurance Company .........................         Illinois
  The Old Line Life Insurance Company of America ..............        Wisconsin
  Security of America Life Insurance Company ..................     Pennsylvania
  The United States Life Insurance Company in the City of
   New York ...................................................         New York
  USLIFE Advisers, Inc. .......................................         New York


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                         AMERICAN GENERAL CORPORATION
           Exhibit 21 - Subsidiaries of American General Corporation




USLIFE Corporation (continued)
  USLIFE Credit Life Insurance Company ........................         Illinois
  USLIFE Equity Sales Corporation .............................         New York
  USLIFE Financial Institution Marketing Group, Inc. ..........       California
  USLIFE Insurance Services Corporation .......................            Texas
  USLIFE Realty Corporation ...................................            Texas
  USLIFE Systems Corporation ..................................         Delaware


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